                                                                Exhibit 24.1


                             CONNING CORPORATION



                              POWER OF ATTORNEY
                              -----------------


I, the undersigned, as a director of Conning Corporation hereby constitute Leonard M. Rubenstein and Fred M. Schpero, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Conning Corporation for the fiscal year ended December 31, 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


   /s/ John A. Fibiger                            Director      /   X   /
------------------------------------------



   John A. Fibiger
-----------------------
Name (typed or printed)


Date    February 4, 1998
    -----------------------------

                              CONNING CORPORATION



                              POWER OF ATTORNEY
                              -----------------


I, the undersigned, as a director of Conning Corporation hereby constitute Leonard M. Rubenstein and Fred M. Schpero, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Conning Corporation for the fiscal year ended December 31, 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


   /s/ John C. Shaw                              Director    /   X   /
-----------------------------------------



   John C. Shaw
--------------------
Name (typed or printed)


Date       2/12/98
    -----------------------------